2016 Fourth-Quarter and Full-Year Results February 2, 2017 Exhibit 99.3

2 Introduction ● Unless otherwise stated, we will be talking about results for the fourth-quarter and full-year 2016 and comparing them to the same period in 2015 ● A glossary of terms, adjustments and other calculations, as well as reconciliations to the most directly comparable U.S. GAAP measures, are at the end of today’s webcast slides, which are posted on our website ● Reduced-Risk Products ("RRPs") is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continued smoking. PMI has a range of RRPs in various stages of development, scientific assessment and commercialization. Because our RRPs do not burn tobacco, they produce far lower quantities of harmful and potentially harmful compounds than found in cigarette smoke

3 Forward-Looking and Cautionary Statements ● This presentation and related discussion contain forward-looking statements. Achievement of future results is subject to risks, uncertainties and inaccurate assumptions, and PMI is identifying important factors that, individually or in the aggregate, could cause actual results to differ materially from those contained in any forward-looking statements made by PMI ● PMI’s business risks include: significant increases in cigarette-related taxes; the imposition of discriminatory excise tax structures; fluctuations in customer inventory levels due to increases in product taxes and prices; increasing marketing and regulatory restrictions, often with the goal of reducing or preventing the use of tobacco products; health concerns relating to the use of tobacco products and exposure to environmental tobacco smoke; litigation related to tobacco use; intense competition; the effects of global and individual country economic, regulatory and political developments; changes in adult smoker behavior; lost revenues as a result of counterfeiting, contraband and cross-border purchases; governmental investigations; unfavorable currency exchange rates and currency devaluations; adverse changes in applicable corporate tax laws; adverse changes in the cost and quality of tobacco and other agricultural products and raw materials; and the integrity of its information systems. PMI’s future profitability may also be adversely affected should it be unsuccessful in its attempts to produce and commercialize Reduced-Risk Products; if it is unable to successfully introduce new products, promote brand equity, enter new markets or improve its margins through increased prices and productivity gains; if it is unable to expand its brand portfolio internally or through acquisitions and the development of strategic business relationships; or if it is unable to attract and retain the best global talent ● PMI is further subject to other risks detailed from time to time in its publicly filed documents, including the Form 10-Q for the quarter ended September 30, 2016. PMI cautions that the foregoing list of important factors is not a complete discussion of all potential risks and uncertainties. PMI does not undertake to update any forward-looking statement that it may make from time to time, except in the normal course of its public disclosure obligations

4 2016: A Pivotal Year for PMI ● Exciting progress in our transformation from combustible tobacco products to a Reduced-Risk Products focused company ● Combustible tobacco portfolio remains the driver of our income growth ● RRP portfolio showing clear signs of its enormous potential Note: Reduced-Risk Products ("RRPs") is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continued smoking Source: PMI Financials or estimates

5 Q4, 2016: Exceptionally Strong Financial Results (a) Excluding currency Source: PMI Financials or estimates Net Revenues +10.5% Adjusted OCI +47.4% Adjusted Diluted EPS +51.9% Growth vs. PY(a)

6 4.4% Net Revenues 2016: As Expected, Strong Financial Results, ex-Currency (a) Excluding currency Note: Reduced-Risk Products ("RRPs") is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continued smoking. Visuals are for illustrative purposes only Source: PMI Financials or estimates Growth vs. PY(a) ● Key Drivers: $ Favorable pricing variance Strong HeatSticks performance Higher IQOS device sales

7 2016: As Expected, Strong Financial Results, ex-Currency 4.4% 10.3% Net Revenues Adjusted OCI ● Robust adjusted OCI growth, ex- currency, reflecting: - Higher net revenues - Favorable cost comparison vs. 2015 - Strong results across all four Regions ● Adjusted OCI margin: - +0.6 points to 41.8% - +2.4 points to 43.6%, ex-currency - Gains across all four Regions, ex-currency Growth vs. PY(a) (a) Excluding currency Source: PMI Financials or estimates

8 2016: As Expected, Strong Financial Results, ex-Currency 4.4% 10.3% 11.8% Net Revenues Adjusted OCI Adjusted Diluted EPS ● Adjusted diluted EPS increased by 1.4% to $4.48, despite a currency headwind of 46 cents: - First increase since 2013 Growth vs. PY(a) (a) Excluding currency Source: PMI Financials or estimates

9 2016: Free Cash Flow In Line With Last Year ● Free cash flow stable at $6.9 billion, despite: - Unfavorable currency of $340 million - Previously announced increase in capital expenditures to support the manufacturing capacity expansion for HeatSticks ● Free cash flow increased by 4.9%, ex-currency Note: Reduced-Risk Products ("RRPs") is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continued smoking Source: PMI Financials or estimates

10 Note: Reduced-Risk Products ("RRPs") is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continued smoking Source: PMI Financials or estimates 2016: PMI Volume ● Cigarette volume down by 4.1%: - Some 40% of the decline due to Pakistan and the Philippines, where volume erosion was concentrated in low unit margin brands ● Cigarette volume decline also due in part to the in-switching to HeatSticks from our own cigarette brands ● HeatSticks volume reached 7.4 billion units, which reflected our maximum manufacturing capacity for 2016

11 Note: Excluding China and the U.S. Source: PMI Financials or estimates 2016: PMI International Cigarette Market Share Decline Mainly Due to Lower-Priced Brands in the Philippines (0.3)pp (0.2)pp (0.1)pp 28.5 27.9 2015 Other Brands 2016Fortune Jackpot PMI International Cigarette Market Share (%)

12 2016: Robust Marlboro Cigarette Share Performance Overall 0.2 0.3 0.6 (0.5) EU Asia LA&C Essentially Algeria Marlboro Cigarette Market Share Variance vs. PY (pp) (a) Excluding China Source: PMI Financials or estimates EEMA (a)

13 1.0 0.5 0.4 0.2 (0.4) Spain France Germany Poland Source: PMI Financials or estimates EU Region: Another Year of Adjusted OCI Growth, ex-Currency ● Adjusted OCI growth, ex-currency, of 8.7% in 2016, driven by higher pricing: - Second straight year of growth ● Cigarette industry volume down by 1.6% in 2016: - Decline concentrated in Q4, primarily reflecting a difficult comparison vs. 2015, which benefited from the estimated positive impact of immigration and a recovery from illicit trade ● Regional cigarette share was flat in 2016, with growth notably in France, Poland and Spain, offset mainly by Italy Marlboro Cigarette Market Share Variance (pp) (2016 vs. PY) Marlboro Cigarette Market Share 18.0% 24.2% 26.4% 22.5% 11.6% Italy

14 Cigarette Industry Volume Decline vs. PY Russia: Double-Digit OCI Growth in 2016, ex-Currency 2016 2017 2018 2019 Ad Valorem Excise Tax (% of MRSP) 12.0% 14.5% 14.5% 14.5% Specific Excise Tax (RUB/000) 1,250 1,562 1,718 1,890 Minimum Excise Tax (RUB/000) 1,680 2,123 2,335 2,568 New Excise Tax Code (2017-2019) (4.6)% (6.4)% (9.3)% 2014 2015 2016 ● Further moderation in cigarette industry volume decline ● Cigarette market share down by 1.2 points to 27.2% in 2016. Sequential share stabilization in H2, 2016 ● Strong pricing drove double-digit OCI growth, ex-currency ● As of January 2017, tax code now includes a weight-based specific excise tax on heated tobacco products Note: MRSP stands for Maximum Retail Selling Price Source: PMI Financials or estimates, and Nielsen

PHILIP MORRIS
INTERNATIONAL

Japan: Strong Combined Market Share Growth[(a)]

- Cigarette industry volume down by 4.6% in 2016, mainly due to the growth of RRPs
- Cigarette share down by 0.4 points to 24.9% in 2016, due mainly to the impact of *HeatSticks*
- PMI combined market share[(a)] up by 1.7 points to 27.1% in 2016

2016 *HeatSticks* Quarterly Market Share (%)


Marlboro
iQOS
0.8
2.2
3.5
4.9
Q1
Q2
Q3
Q4

(a) Combined market share includes cigarettes and *Marlboro HeatSticks*

Note: Reduced-Risk Products ("RRPs") is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continued smoking. National market share for *HeatSticks* is defined as the total sales volume for *HeatSticks* as a percentage of the total estimated sales volume for cigarettes and *HeatSticks*. Pack designs are for illustrative purposes only

Source: PMI Financials or estimates, and Tobacco Institute of Japan

15

Indonesia: Double-Digit OCI Growth in 2016

PHILIP MORRIS INTERNATIONAL

- Important profit driver for PMI:
  - Double-digit OCI growth, mainly reflecting strong pricing
- Cigarette industry volume down by 1.4%, due mainly to a soft economy and excise-tax driven retail price increases
- Cigarette share decline due mainly to:
  - Soft performance of our lighter-tasting machine-made kretek brands, impacted by competitors' discounted product offerings
  - Partly offset by the strong performance of *U Bold* and *Marlboro Filter Black*


PMI Cigarette Market Share (%)
(0.9)pp
34.3
33.4
2015
2016

	2016	2017
Excise tax weighted industry average increase	Around 15%	**Around 10%**
VAT rate	8.7%	**9.1%**

Source: PMI Financials or estimates

16

17 Note: Net retail price is the recommended retail selling price less the applicable excise tax and VAT Source: PMI Financials or estimates ● Improved profit driven by higher pricing and favorable mix ● Cigarette share decline due mainly to lower-priced Fortune and Jackpot ● Marlboro performed exceptionally ● Cigarette industry volume down by 12.0%, due mainly to the impact of excise tax-driven retail price increases at the bottom of the market in late 2015 Philippines: Exceptional Marlboro Performance in 2016 20.0 28.4 2015 2016 Tax Tier Net Retail Price (PHP/pack) Excise Tax (PHP/pack) 2016 2017 2018 onwards 1 > 11.50 29 30 +4% annually 2 ≤ 11.50 25 Excise Taxation (2016-2018 onwards) Marlboro Cigarette Market Share (%) +8.4pp

18 Note: Pack design is for illustrative purposes only Source: PMI Financials or estimates LA&C Region: Strong Currency-Neutral 2016 Performance ● Adjusted OCI up by 12.4%, ex- currency, driven by higher pricing, notably in Argentina and Canada ● Regional cigarette market share growth: - Driven by Marlboro - Supported by share gains in Brazil, Canada and Mexico ● Cigarette industry volume down by 5.9%, due mainly to tax-driven retail price increases in Argentina and Brazil 0.7pp 0.6pp Cigarette Market Share Growth (2016 vs. PY)

19 IQOS: High Conversion Rates 7 12 14 9 15 15 69 65 65 65 56 54 76 77 79 74 71 69 Japan Italy Portugal Romania Russia Switzerland Converted (≥95% IQOS) Predominant (70%-95% IQOS) December 2016 Adult Smoker Conversion Rates (%)(a) (a) Data relates to December 2016 User Panel with the exception of Japan, Italy and Romania (November 2016) Note: Reduced-Risk Products ("RRPs") is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continued smoking Source: PMI Japan / Italy / Portugal / Romania / Russia / Switzerland IQOS User Panels

IQOS: *HeatSticks* Offtake Volume Trends

PHILIP MORRIS INTERNATIONAL


Weekly Indexed Offtake Volume Performance (2016)
(4-week moving average)
(Index)
1,600
100
January
March
June
September
December
1,597 Portugal
1,444 Italy
1,249 Japan
993 Romania
956 Russia
300 Switzerland
PARLIAMENT
Marlboro
IQOS
HEETS

Weekly Offtake SoM
(Year-end 2016)

Market	SoM
Portugal	0.3%
Italy	0.3%
Japan	7.0%
Romania	1.2%[(a)]
Russia	0.4%[(b)]
Switzerland	1.7%[(c)]

(a) Weekly offtake SoM for Romania refers to Bucharest, Cluj, Constanta, Lasi and Timisoara
(b) Weekly offtake SoM for Russia refers to Moscow and St. Petersburg
(c) Weekly offtake SoM for Switzerland refers to Basel, Bern, Geneva, Lausanne, Neuchâtel and Zurich

Note: Reduced-Risk Products ("RRPs") is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continued smoking. Pack designs are for illustrative purposes only

Source: PMI Financials or estimates

20

21 2017 EPS Guidance ● Reported diluted EPS guidance for 2017 is $4.70 to $4.85 at prevailing exchange rates, compared to $4.48 in 2016: - Includes approximately 18 cents of unfavorable currency at prevailing exchange rates - Does not include any share repurchases ● Excluding currency, our guidance represents a growth rate of approximately 9% to 12% compared to adjusted diluted EPS of $4.48 in 2016 Source: PMI Financials or estimates

22 ● 18 cents of unfavorable currency in our 2017 EPS guidance, at prevailing exchange rates: ● We have currently hedged approximately 40% of our 2017 forecast sales to Japan, which, at prevailing exchange rates, translates to an effective rate of 114 Yen to the U.S. Dollar (vs. 111 Yen in 2016) Turkish Lira $(0.08) Euro (0.07) Japanese Yen (0.04) Mexican Peso (0.04) Russian Ruble 0.10 Others (0.05) Total $(0.18) Source: PMI Financials or estimates 2017 EPS Guidance: Impact of Currency

23 2017 EPS Guidance: Key Variables ● RRPs introduce higher forecasting volatility ● Guidance reflects net revenue growth in excess of our current currency-neutral annual growth target range of 4% to 6%(a), driven by: - Higher RRP volumes (reflecting both HeatSticks and IQOS devices) - Favorable pricing variance (equivalent to approximately 6% of our 2016 net revenues) ● Guidance also reflects significant incremental investment behind the deployment of our RRP portfolio, partly offset by the judicious reallocation of resources from our combustible tobacco portfolio to RRPs in the relevant markets (a) Excluding acquisitions Note: Reduced-Risk Products ("RRPs") is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continued smoking Source: PMI Financials or estimates

24 2017: Cash Flow Outlook ● Target operating cash flow(a) of approximately $8.5 billion, reflecting higher net earnings ● Anticipate capital expenditures of $1.5 billion, driven by increased investments to support RRP capacity expansion, notably for HeatSticks ● Focused on rewarding our shareholders: - Nine consecutive dividend increases since 2008, representing a total increase of 126.1% (a) Net cash provided by operating activities Note: Reduced-Risk Products ("RRPs") is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continued smoking. Dividends for 2008 and 2016 are annualized rates. The 2008 annualized rate is based on a quarterly dividend of $0.46 per common share, declared June 18, 2008. The 2016 annualized rate is based on a quarterly dividend of $1.04 per common share, declared September 14, 2016 Source: PMI Financials or estimates $1.84 $4.16 2008 2016 PMI Dividend CAGR: 10.7%

25 EU Region (11) ● Denmark ● Germany ● Greece ● Italy ● Monaco ● Netherlands ● Portugal ● Romania ● Spain ● Switzerland ● United Kingdom (a) Japan (Chubu, Fukuoka, Osaka and Tokyo airports); Switzerland (Zurich airport) (b) Subject to HeatSticks capacity Note: Reduced-Risk Products ("RRPs") is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continued smoking IQOS: Launched in Key Cities in 20 Markets To Date EEMA Region (6) ● Duty Free(a) ● Israel ● Kazakhstan ● Russia ● South Africa ● Ukraine Asia Region (2) ● Japan (National) ● New Zealand LA&C Region (1) ● Canada Target 30-35 Markets by end 2017(b)

PHILIP MORRIS INTERNATIONAL

IQOS: Expanding *HeatSticks* Capacity in 2017


Marlboro
iQOS
HEETS
FROM MARLBORO
Dieses Tabakerzeugnis kann Ihre Gesundheit schädigen und macht abhängig.
Ce produit du tabac peut nuire à votre santé et crée une dépendance.
Questo prodotto del tabacco può nuocere alla tua salute e provoca dipendenza.

HeatSticks Capacity Forecast (units billion)


Year-End Installed Capacity
50
15
32+
Annual Capacity Available for Commercialization
2016
2017

Note: Reduced-Risk Products ("RRPs") is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continued smoking. Pack designs are for illustrative purposes only
Source: PMI Financials or estimates

26

RRPs: Exciting Progress with Our Other Platforms

PHILIP MORRIS INTERNATIONAL

Heated Tobacco Product

Platform 2



TEEPS
FROM MARLBORO
Health Warning
To Be Placed Here

- City test in 2017

Nicotine-Containing Products

Platform 3



- City test in 2017

Platform 4
(Next Generation)



nicocig
MESH
THIS PRODUCT CONTAINS NICOTINE WHICH IS A HIGHLY ADDICTIVE SUBSTANCE

MESH:

- City test in late 2016
- Pleased by initial results

Note: Reduced-Risk Products ("RRPs") is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continued smoking. The products depicted are subject to ongoing development and therefore the visuals are illustrative and do not necessarily represent the latest stages of product development

27

28 Note: Reduced-Risk Products ("RRPs") is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continued smoking Source: PMI Financials or estimates A Pivotal Year for PMI in 2016; Outlook Remains Strong for 2017 ● Exciting progress in our transformation from combustible tobacco products to a Reduced-Risk Products focused company ● Strong currency-neutral financial results in 2016, driven by our combustible tobacco business ● IQOS performing exceptionally. As of year-end 2016, we estimate that approximately 1.4 million adult consumers have quit smoking cigarettes and converted to IQOS ● Our 2017 guidance represents a growth rate of approximately 9% to 12%, ex- currency, compared to adjusted diluted EPS of $4.48 in 2016

2016 Fourth-Quarter and Full-Year Results Questions & Answers Download PMI’s Investor Relations App iOS Android

Glossary and Reconciliation of Non-GAAP Measures

31 Glossary: General Terms ● PMI refers to Philip Morris International Inc. and its subsidiaries ● Until March 28, 2008, PMI was a wholly owned subsidiary of Altria Group, Inc. ("Altria"). Since that time the company has been independent and is listed on the New York Stock Exchange (ticker symbol "PM") ● Trademarks are italicized ● Comparisons are made to the same prior-year period, unless otherwise stated ● PMI volumes refer to PMI cigarette shipment data, unless otherwise stated ● References to total international cigarette market, defined as worldwide cigarette volume excluding the U.S., total cigarette market, total market and market shares are PMI tax-paid estimates based on the latest available data from a number of internal and external sources and may, in defined instances, exclude China and/or PMI’s duty free business ● EEMA refers to the Eastern Europe, Middle East & Africa Region and includes our international duty free business ● EU refers to the European Union Region ● LA&C refers to the Latin America & Canada Region ● SoM stands for share of market ● VAT stands for value added tax

32 Glossary: Financial Terms ● Net revenues exclude excise taxes ● Operating companies income, or "OCI", is defined as operating income, excluding general corporate expenses and the amortization of intangibles, plus equity (income)/loss in unconsolidated subsidiaries, net. Management evaluates business segment performance and allocates resources based on OCI ● Adjusted OCI margins are calculated as adjusted OCI, divided by net revenues ● Free cash flow is defined as net cash provided by operating activities less capital expenditures ● Management reviews OCI, OCI margins, earnings per share, or "EPS," and free cash flow on an adjusted basis, which may exclude the impact of currency and other items such as acquisitions, asset impairment and exit costs, discrete tax items and other special items ● Management reviews these measures because they exclude changes in currency exchange rates and other factors that may distort underlying business trends, thereby improving the comparability of PMI’s business performance between reporting periods. Furthermore, PMI uses several of these measures in its management compensation program to promote internal fairness and a disciplined assessment of performance against company targets. PMI discloses these measures to enable investors to view the business through the eyes of its management

33 Glossary: Reduced-Risk Products ● Reduced-Risk Products ("RRPs") is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continued smoking. PMI has a range of RRPs in various stages of development, scientific assessment and commercialization. Because our RRPs do not burn tobacco, they produce far lower quantities of harmful and potentially harmful compounds than found in cigarette smoke ● IQOS is the brand name under which PMI has chosen to commercialize its Platform 1 controlled heating device ● The term HeatSticks refers to Marlboro HeatSticks, Parliament HeatSticks and HEETS from Marlboro ● HeatSticks and HEETS tobacco sticks are novel patented tobacco products specifically designed by PMI for use with PMI’s IQOS system. The tobacco in HeatSticks / HEETS is heated by our IQOS technology to provide adult smokers with real tobacco taste and satisfaction without combustion ● HeatSticks volume includes HeatSticks and HEETS ● Net revenues, excluding excise taxes, related to RRPs represent the sale of heat-not-burn consumables, including HeatSticks, IQOS devices and related accessories, and other nicotine-containing products, primarily e-vapor products, net of sales and promotion incentives ● National market share for HeatSticks in Japan is defined as the total sales volume for HeatSticks as a percentage of the total estimated sales volume for cigarettes and HeatSticks

34 Glossary: Reduced-Risk Products ● "Converted IQOS Users" means the estimated number of Legal Age (minimum 18-year-old) IQOS users that used HeatSticks for 95% or more of their daily tobacco consumption over the past seven days ● "Predominant IQOS Users" means the estimated number of Legal Age (minimum 18-year-old) IQOS users that used HeatSticks for between 70% and 94.9% of their daily tobacco consumption over the past seven days ● An e-vapor product is an electrical product that generates an aerosol by heating a nicotine or non-nicotine containing liquid, such as electronic cigarettes (or "e-cigarettes") ● MESH is the brand name that PMI has chosen for the city test of its "next generation" Platform 4 Reduced- Risk Product that leverages new proprietary vaporization technology

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Adjustments for the Impact of Currency and Acquisitions
For the Quarters Ended December 31,
($ in millions)
(Unaudited)

2016								2015			% Change in Net Revenues excluding Excise Taxes		
Net Revenues	Less Excise Taxes	Net Revenues excluding Excise Taxes	Less Currency	Net Revenues excluding Excise Taxes & Currency	Less Acquisitions	Net Revenues excluding Excise Taxes, Currency & Acquisitions		Net Revenues	Less Excise Taxes	Net Revenues excluding Excise Taxes	Total	Excluding Currency	Excluding Currency & Acquisitions
$ 6,465	$ 4,521	$ 1,944	$ (25)	$ 1,969	$ -	$ 1,969	European Union	$ 6,647	$ 4,713	$ 1,934	0.5%	1.8%	1.8%
4,636	2,838	1,798	(85)	1,883	-	1,883	EEMA	4,420	2,703	1,717	4.7%	9.7%	9.7%
5,517	3,073	2,444	118	2,326	-	2,326	Asia	4,786	2,867	1,919	27.4%	21.2%	21.2%
2,571	1,786	785	(98)	883	-	883	Latin America & Canada	2,518	1,696	822	(4.5)%	7.4%	7.4%
$ 19,189	**$ 12,218**	**$ 6,971**	**$ (90)**	**$ 7,061**	**$ -**	**$ 7,061**	**PMI Total**	**$ 18,371**	**$ 11,979**	**$ 6,392**	**9.1%**	**10.5%**	**10.5%**

2016							2015	% Change in Operating Companies Income		
Operating Companies Income	Less Currency	Operating Companies Income excluding Currency	Less Acquisitions	Operating Companies Income excluding Currency & Acquisitions			Operating Companies Income	Total	Excluding Currency	Excluding Currency & Acquisitions
$ 898	$ 29	$ 869	$ -	$ 869	European Union		$ 599	49.9%	45.1%	45.1%
627	(390)	1,017	-	1,017	EEMA		704	(10.9)%	44.5%	44.5%
908	63	845	-	845	Asia		465	95.3%	81.7%	81.7%
261	(62)	323	-	323	Latin America & Canada		236	10.6%	36.9%	36.9%
$ 2,694	**$ (360)**	**$ 3,054**	**$ -**	**$ 3,054**	**PMI Total**		**$ 2,004**	**34.4%**	**52.4%**	**52.4%**

35

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Reconciliation of Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
For the Quarters Ended December 31,
($ in millions)
(Unaudited)

2016								2015			% Change in Adjusted Operating Companies Income		
Operating Companies Income	Less Asset Impairment & Exit Costs	Adjusted Operating Companies Income	Less Currency	Adjusted Operating Companies Income excluding Currency	Less Acquisitions	Adjusted Operating Companies Income excluding Currency & Acquisitions		Operating Companies Income	Less Asset Impairment & Exit Costs	Adjusted Operating Companies Income	Adjusted	Adjusted excluding Currency	Adjusted excluding Currency & Acquisitions
$ 898	$ -	$ 898	$ 29	$ 869	$ -	$ 869	European Union	$ 599	$ (68)	$ 667	34.6%	30.3%	30.3%
627	-	627	(390)	1,017	-	1,017	EEMA	704	-	704	(10.9)%	44.5%	44.5%
908	-	908	63	845	-	845	Asia	465	-	465	95.3%	81.7%	81.7%
261	-	261	(62)	323	-	323	Latin America & Canada	236	-	236	10.6%	36.9%	36.9%
$ 2,694	**$ -**	**$ 2,694**	**$ (360)**	**$ 3,054**	**$ -**	**$ 3,054**	**PMI Total**	**$ 2,004**	**$ (68)**	**$ 2,072**	**30.0%**	**47.4%**	**47.4%**

2016							2015			% Points Change	
Adjusted Operating Companies Income excluding Currency	Net Revenues excluding Excise Taxes & Currency[(a)]	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income excluding Currency & Acquisitions	Net Revenues excluding Excise Taxes, Currency & Acquisitions[(a)]	Adjusted Operating Companies Income Margin excluding Currency & Acquisitions		Adjusted Operating Companies Income	Net Revenues excluding Excise Taxes[(a)]	Adjusted Operating Companies Income Margin	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income Margin excluding Currency & Acquisitions
$ 869	$ 1,969	44.1%	$ 869	$ 1,969	44.1%	European Union	$ 667	$ 1,934	34.5%	9.6	9.6
1,017	1,883	54.0%	1,017	1,883	54.0%	EEMA	704	1,717	41.0%	13.0	13.0
845	2,326	36.3%	845	2,326	36.3%	Asia	465	1,919	24.2%	12.1	12.1
323	883	36.6%	323	883	36.6%	Latin America & Canada	236	822	28.7%	7.9	7.9
$ 3,054	**$ 7,061**	**43.3%**	**$ 3,054**	**$ 7,061**	**43.3%**	**PMI Total**	**$ 2,072**	**$ 6,392**	**32.4%**	**10.9**	**10.9**

(a) For the calculation of net revenues excluding excise taxes, currency and acquisitions, refer to previous slide

36

37 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency For the Quarters Ended December 31, (Unaudited) 2016 2015 % Change Reported Diluted EPS 1.10$ 0.80$ 37.5% Adjustments: Asset impairment and exit costs - 0.03 Tax items - (0.02) Adjuste iluted EPS 1.10$ 0.81$ 35.8% Less: Currency impact (0.13) Adjusted Diluted EPS, excluding Currency 1.23$ 0.81$ 51.9%

38 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency For the Quarters Ended December 31, (Unaudited) 2016 2015 % Change Reported Diluted EPS 1.10$ 0.80$ 37.5% Less: Currency impact (0.13) Reported Diluted EPS, excluding Currency 1.23$ 0.80$ 53.8%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Adjustments for the Impact of Currency and Acquisitions
For the Years Ended December 31,
($ in millions)
(Unaudited)

2016								2015			% Change in Net Revenues excluding Excise Taxes		
Net Revenues	Less Excise Taxes	Net Revenues excluding Excise Taxes	Less Currency	Net Revenues excluding Excise Taxes & Currency	Less Acquisitions	Net Revenues excluding Excise Taxes, Currency & Acquisitions		Net Revenues	Less Excise Taxes	Net Revenues excluding Excise Taxes	Total	Excluding Currency	Excluding Currency & Acquisitions
$ 27,129	$ 18,967	$ 8,162	$ (147)	$ 8,309	$ -	$ 8,309	European Union	$ 26,563	$ 18,495	$ 8,068	1.2%	3.0%	3.0%
18,286	11,286	7,000	(600)	7,600	-	7,600	EEMA	18,328	10,964	7,364	(4.9)%	3.2%	3.2%
20,531	11,850	8,681	(8)	8,689	-	8,689	Asia	19,469	11,266	8,203	5.8%	5.9%	5.9%
9,007	6,165	2,842	(525)	3,367	-	3,367	Latin America & Canada	9,548	6,389	3,159	(10.0)%	6.6%	6.6%
$ 74,953	**$ 48,268**	**$ 26,685**	**$ (1,280)**	**$ 27,965**	**$ -**	**$ 27,965**	**PMI Total**	**$ 73,908**	**$ 47,114**	**$ 26,794**	**(0.4)%**	**4.4%**	**4.4%**

2016						2015	% Change in Operating Companies Income		
Operating Companies Income	Less Currency	Operating Companies Income excluding Currency	Less Acquisitions	Operating Companies Income excluding Currency & Acquisitions		Operating Companies Income	Total	Excluding Currency	Excluding Currency & Acquisitions
$ 3,994	$ 34	$ 3,960	$ -	$ 3,960	European Union	$ 3,576	11.7%	10.7%	10.7%
3,016	(839)	3,855	-	3,855	EEMA	3,425	(11.9)%	12.6%	12.6%
3,196	52	3,144	-	3,144	Asia	2,886	10.7%	8.9%	8.9%
938	(282)	1,220	-	1,220	Latin America & Canada	1,085	(13.5)%	12.4%	12.4%
$ 11,144	**$ (1,035)**	**$ 12,179**	**$ -**	**$ 12,179**	**PMI Total**	**$ 10,972**	**1.6%**	**11.0%**	**11.0%**

39

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures

PHILIP MORRIS INTERNATIONAL

Reconciliation of Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
For the Years Ended December 31,
($ in millions)
(Unaudited)

2016								2015			% Change in Adjusted Operating Companies Income		
Operating Companies Income	Less Asset Impairment & Exit Costs	Adjusted Operating Companies Income	Less Currency	Adjusted Operating Companies Income excluding Currency	Less Acquisi-tions	Adjusted Operating Companies Income excluding Currency & Acquisitions		Operating Companies Income	Less Asset Impairment & Exit Costs	Adjusted Operating Companies Income	Adjusted	Adjusted excluding Currency	Adjusted excluding Currency & Acquisitions
$ 3,994	$ -	$ 3,994	$ 34	$ 3,960	$ -	$ 3,960	European Union	$ 3,576	$ (68)	$ 3,644	9.6%	8.7%	8.7%
3,016	-	3,016	(839)	3,855	-	3,855	EEMA	3,425	-	3,425	(11.9)%	12.6%	12.6%
3,196	-	3,196	52	3,144	-	3,144	Asia	2,886	-	2,886	10.7%	8.9%	8.9%
938	-	938	(282)	1,220	-	1,220	Latin America & Canada	1,085	-	1,085	(13.5)%	12.4%	12.4%
$ 11,144	**$ -**	**$ 11,144**	**$ (1,035)**	**$ 12,179**	**$ -**	**$ 12,179**	**PMI Total**	**$ 10,972**	**$ (68)**	**$ 11,040**	**0.9%**	**10.3%**	**10.3%**

2016							2015			% Points Change	
Adjusted Operating Companies Income excluding Currency	Net Revenues excluding Excise Taxes & Currency[a]	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income excluding Currency & Acquisitions	Net Revenues excluding Excise Taxes, Currency & Acquisitions[a]	Adjusted Operating Companies Income Margin excluding Currency & Acquisitions		Adjusted Operating Companies Income	Net Revenues excluding Excise Taxes[a]	Adjusted Operating Companies Income Margin	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income Margin excluding Currency & Acquisitions
$ 3,960	$ 8,309	47.7%	$ 3,960	$ 8,309	47.7%	European Union	$ 3,644	$ 8,068	45.2%	2.5	2.5
3,855	7,600	50.7%	3,855	7,600	50.7%	EEMA	3,425	7,364	46.5%	4.2	4.2
3,144	8,689	36.2%	3,144	8,689	36.2%	Asia	2,886	8,203	35.2%	1.0	1.0
1,220	3,367	36.2%	1,220	3,367	36.2%	Latin America & Canada	1,085	3,159	34.3%	1.9	1.9
$ 12,179	**$ 27,965**	**43.6%**	**$ 12,179**	**$ 27,965**	**43.6%**	**PMI Total**	**$ 11,040**	**$ 26,794**	**41.2%**	**2.4**	**2.4**

(a) For the calculation of net revenues excluding excise taxes, currency and acquisitions, refer to previous slide

40

41 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Calculation of Adjusted Operating Companies Income Margins ($ in millions) (Rounded) European Union 3,576$ (68)$ 3,644$ 26,563$ 18,495$ 8,068$ 45.2% EEMA 3,425 - 3,425 18,328 10,964 7,364 46.5% Asia 2,886 - 2,886 19,469 11,266 8,203 35.2% Latin America & Canada 1,085 - 1,085 9,548 6,389 3,159 34.3% PMI Total 10,972$ (68)$ 11,040$ 73,908$ 47,114$ 26,794$ 41.2% European Union 3,994$ -$ 3,994$ 27,129$ 18,967$ 8,162$ 48.9% EEMA 3,016 - 3,016 18,286 11,286 7,000 43.1% Asia 3,196 - 3,196 20,531 11,850 8,681 36.8% Latin America & Canada 938 - 938 9,007 6,165 2,842 33.0% PMI Total 11,144$ -$ 11,144$ 74,953$ 48,268$ 26,685$ 41.8% For the Year Ended December 31, 2015 Adjusted Operating Companies Income Margin For the Year Ended December 31, 2016 Operating Companies Income Less Asset Impairment & Exit Costs Adjusted Operating Companies Income Net Revenues Less Excise Taxes Net Revenues excluding Excise Taxes Net Revenues excluding Excise Taxes Adjusted Operating Companies Income Margin Operating Companies Income Less Asset Impairment & Exit Costs Adjusted Operating Companies Income Net Revenues Less Excise Taxes

42 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency For the Years Ended December 31, (Unaudited) 2016 2015 % Change Reported Diluted EPS 4.48$ 4.42$ 1.4% Adjustments: Asset impairment and exit costs - 0.03 Tax items - (0.03) Adjuste iluted EPS 4.48$ 4.42$ 1.4% Less: Currency impact (0.46) Adjusted Diluted EPS, excluding Currency 4.94$ 4.42$ 11.8%

43 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency For the Years Ended December 31, (Unaudited) 2016 2015 % Change Reported Diluted EPS 4.48$ 4.42$ 1.4% Less: Currency impact (0.46) Reported Diluted EPS, excluding Currency 4.94$ 4.42$ 11.8%

44 PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries Reconciliation of Non-GAAP Measures Reconciliation of Operating Cash Flow to Free Cash Flow and Free Cash Flow, excluding Currency For the Quarters and Years Ended December 31, ($ in millions) (Unaudited) (a) Operating Cash Flow For the Quarters Ended For the Years Ended December 31, December 31, 2016 2015 % Change 2016 2015 % Change Net cash provided by operating activities(a) 2,149$ 1,872$ 14.8% 8,077$ 7,865$ 2.7% Less: Capital expenditures 438 324 1,172 960 Free c h flow 1,711$ 1,548$ 10.5% 6,905$ 6,905$ % Less: Currency impact (338) (340) Free cash flow, excluding currency 2,049$ 1,548$ 32.4% 7,245$ 6,905$ 4.9% ̶

2016 Fourth-Quarter and Full-Year Results February 2, 2017